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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 15, 1999
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                       KEY CONSUMER ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             333-64337                                   52-1995940
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      (Commission File Number)              (I.R.S. Employer Identification No.)

Key Tower, 127 Public Square, Cleveland, Ohio                    44114
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (216) 689-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On or about March 24, 1999, the Registrant will cause the issuance and sale of approximately $560,738,000 initial principal amount of Asset Backed Notes, Series 1999-1 (the "Notes").

         In connection with the sale of the Notes, the Registrant has been advised by Credit Suisse First Boston ("CS First Boston"), that CS First Boston has furnished to prospective investors a series term sheet (the "Term Sheet") with respect to the Notes following the effective date of Registration Statement No. 333-64337, which the Term Sheet is being filed as an exhibit to this report.

         The information in the Term Sheet is preliminary and may be superseded by the Prospectus Supplement and the accompanying Prospectus relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)               Financial Statements

                  Not applicable.

(b)               Pro Forma Financial Information.

                  Not applicable.

(c)               Exhibits.

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                  ITEM 601(a) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                        DOCUMENT DESCRIPTION
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         1                 99                        Term Sheet--
                                                     Term Sheet (as defined in
                                                     Item 5) that has been
                                                     provided by CS First Boston
                                                     to certain prospective
                                                     purchasers of the Notes.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KEY CONSUMER ACCEPTANCE CORPORATION
                                                         (Registrant)



Dated: March 16, 1999                   By:           /s/ Craig T. Platt
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                                        Name:        Craig T. Platt
                                        Title:         President

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                                INDEX OF EXHIBITS



                  ITEM 601(a) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.               DOCUMENT DESCRIPTION
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Exhibit 1         99                        Term Sheet

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